Exhibit 10.9

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this "Amendment") dated as of April 29, 2005 is entered into by and among Circuit Research Labs, Inc., an Arizona corporation ("Parent"), CRL Systems, Inc., a Nevada corporation ("Borrower") and Harman Pro North America, Inc. (successor-in-interest to Harman Acquisition Corp. (f/k/a Orban, Inc.)), a Delaware corporation ("Lender").

RECITALS

A.

The parties hereto entered into a Credit Agreement dated as of May 31, 2000 (the "Original Credit Agreement"), as amended by the First Extension Agreement, dated as of September 29, 2000, the Second Extension Agreement, dated as of November 28, 2000, the Third Extension Agreement, dated as of January 18, 2001, the Fourth Extension Agreement, dated as of February 22, 2001, the Tranche A Extension Agreement, dated as of March 30, 2001, the Tranche A Note and Tranche B Note Extension Agreement, dated as of April 16, 2001 (collectively, the "Extension Agreements"), the Amendment to Credit Agreement, dated as of October 1, 2001 (the "First Amendment"), and the Second Amendment to Credit Agreement, dated as of March 1, 2002 (the "Second Amendment") (the Original Credit Agreement, as amended by the First Amendment, the Second Amendment and the Extension Agreements, being referred to herein as the "Credit Agreement"; capitalized terms used herein but not defined herein shall have the meanings specified in the Credit Agreement).

B.

The Loans under the Credit Agreement are currently evidenced by the Tranche A Note and the Tranche B Note (the "Notes").

C.

The Credit Agreement and the Notes currently provide that the Notes are payable on demand by Lender and mature and are payable in full on December 31, 2003, and bear interest at a rate of 12% per annum, payable on demand.

D.

The principal amounts of the Notes were not paid in full on December 31, 2003, and as a result thereof payment Events of Default have occurred and are continuing under the Loan Documents.

E.

The Borrower and Parent desire, subject to the conditions set forth in this Amendment, to restructure their obligations, liabilities and indebtedness owing to the Lender by entering into the Debt Restructuring Agreement dated as of the date hereof (the "Debt Restructuring Agreement") among the Borrower, Parent and the Lender and, in connection therewith, cause the Lender to waive the existing Events of Default described in Recital D to this Amendment (the "Existing Defaults") and amend the Credit Agreement and the Guarantee and Collateral Agreement and amend and restate the Notes, in order to, among other things, (i) make a one-time principal prepayment on the outstanding principal of the Notes in an aggregate amount of $1,000,000 on October 5, 2004; (ii) provide for the waiver of all accrued and unpaid interest on the Notes in excess of six percent (6%) that accrued from April 1, 2003 and through and including the date hereof; (iii) capitalize the remaining accrued and unpaid interest on the Notes and add such accrued interest to the outstanding principal amount of the Notes so that the outstanding principal amount of the Notes as of the date hereof, prior to giving effect to the

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transaction contemplated in clauses (iv) through (vi) below, is equal to $7,482,000; (iv) exchange $2,104,000 of the Principal Obligations into 2,104,000 shares of the common stock, par value $0.10 per share, of Parent ("Parent Common Stock") and issue and deliver such shares of Parent Common Stock to the Lender (the "Brentlinger Shares"); (v) exchange an additional $2,400,000 of the remaining Principal Obligations into 1,509,804 shares of Parent Common Stock, which shares shall equal nineteen percent (19%) of the issued and outstanding shares of Parent Common Stock on a fully diluted basis after giving effect to the issuance of the Brentlinger Shares and the transactions contemplated in clause (ix) below (the "Lender Shares") and thereafter deliver the Lender Shares to the Lender; (vi) combine and continue the Loans evidenced by the Notes into a single loan the original principal amount of which, after giving effect to the transactions described in this Recital E, shall be equal to $3,227,530 (the "Loan"), to be evidenced by a single Amended and Restated Secured Promissory Note dated October 4, 2004 (the "Secured Promissory Note") on which interest shall be paid at a rate per annum and at the times specified in the Credit Agreement (as amended by this Amendment); (vii) extend the maturity of the Loan from December 31, 2003 to September 30, 2009; (viii) cause Lender to agree, upon consummation of the transactions contemplated above, to sell and transfer the Brentlinger Shares to C. Jayson Brentlinger, an individual and President and Chief Executive Officer of Parent and the Borrower ("Brentlinger") pursuant to the Brentlinger Purchase Agreement (as defined in the Debt Restructuring Agreement) in exchange for consideration in the amount of $1,000,000 to be evidenced by the Secured Promissory Note dated April 29, 2005, issued by Brentlinger to the Lender in the original principal amount of $1,000,000 (the "Brentlinger Note") and secured by a pledge of the Brentlinger Shares to the Lender pursuant to a Pledge Agreement dated as of April 29, 2005 made by Brentlinger in favor of Lender (the "Brentlinger Pledge Agreement"); and (ix) within ninety (90) days after the Amendment Date (defined below), consummate the transactions contemplated by Section 1.03 of the Debt Restructuring Agreement.

F.

Subject to the terms and conditions of this Amendment and the Debt Restructuring Agreement, the Lender is willing to grant the requests of the Borrower and Parent and has agreed to further amend the Credit Agreement, and amend and restate the Notes as hereinafter set forth and amend the Guarantee and Collateral Agreement pursuant to the GCA Amendment (defined below).

NOW THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

AGREEMENT

1.

Notwithstanding any term or provision in the Credit Agreement or any other Loan Document to the contrary as in effect prior to the date of this Amendment (the "Amendment Date"), the Lender hereby (a) acknowledges, ratifies and consents to the Debt Restructuring Agreement and the agreements (including the Registration Rights Agreement and the Brentlinger Purchase Agreement (each as defined in the Debt Restructuring Agreement)), transactions, payments, waivers and matters described therein and in Recital E to this Amendment, and (b) agrees to amend, effective as of the

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Effective Date, (i) the Credit Agreement and the Notes as set forth in Section 2 of this Amendment and (ii) the Guarantee and Collateral Agreement pursuant to the GCA Amendment.  The Borrower and Parent hereby covenant and agree to cause Jayson Russell Brentlinger, an individual (the "Investor") to convert the loan made by the Investor to Parent on September 30, 2004 in the original principal amount of $700,000 (the "Investor Loan") into common stock of Parent at a conversion rate of $0.50/share, in form and substance satisfactory to the Lender, promptly and in any event not later than ninety (90) days after the date of this Amendment (the "Amendment Date").

2.

Subject to the satisfaction of the terms and conditions specified in Section 9 of this Amendment, the Credit Agreement is hereby amended, effective as of October 1, 2004 (the "Effective Date"), as follows:

(a)

Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the following defined terms in their entireties:

"Tranche A Interest Payment Date", "Tranche A Maturity Date", "Tranche A Note", "Tranche B Interest Payment Date", "Tranche B Maturity Date", and "Tranche B Note".

(b)

Section 1.1 of the Credit Agreement is hereby further amended by adding the following new defined terms in appropriate alphabetical order:

""Maturity Date":  means September 30, 2009."

""Payment Date":  means (i) the last day of each calendar month occurring while the Loans are outstanding, (ii) each date all or any portion of the Loans are prepaid pursuant to Section 3.2 or 3.3, and (iii) the Maturity Date (or any earlier date on which the Loans become due and payable pursuant to Section 2.1 or Section 8 of this Agreement)."

(c)

Section 1.1 of the Credit Agreement is hereby further amended as follows:

(i)

Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of the term "Notes" and inserting in lieu thereof the following definition:

""Note":  means the Amended and Restated Secured Promissory Note of Borrower, payable to the order of Harman Acquisition Corp. (f/k/a Orban, Inc.), dated October 4, 2004 in the original principal amount of $3,227, 530, in the form attached as Exhibit A to this Agreement, as amended, restated, supplemented or otherwise modified from time to time."

(ii)

Section 1.1 of the Credit Agreement is hereby further amended by deleting the word "Notes" in each instance where it appears in the definitions of "Loans", "Loan Documents", and "Obligations" and inserting in lieu thereof the word "Note";

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(iii)

Section 1.1 of the Credit Agreement is hereby further amended by deleting the phrase "Tranche B Maturity Date" in each instance where it appears in the definition of "Disqualified Stock" and inserting in lieu thereof the phrase "Maturity Date".

(d)

Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"2.1

Payment of Principal and Interest on Note.  The Borrower hereby unconditionally promises to pay to the Lender the principal amount of the Note in the manner set forth in Section 2.3 and on the Maturity Date (or such earlier date on which the Note becomes due and payable pursuant to Section 8.1).  The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Note from time to time outstanding at the rates set forth in Section 3.4, and on the dates and in the manner set forth in Sections 2.4, 3.2, 3.3 and 3.4."

(e)

Section 2.2 of the Credit Agreement is hereby further amended and restated in its entirety as follows:

"2.2

[Intentionally Omitted]."

(f)

Section 2 of the Credit Agreement is hereby further amended by adding thereto a new Section 2.3 as follows:

"2.3

Repayment of Loan.  The Borrower unconditionally promises to repay the Loan in consecutive monthly installments commencing on April 30, 2005, on the dates and in the principal amounts, equal to the respective amounts set forth below opposite the applicable installment dates (or such earlier date on which the Loan becomes due and payable pursuant to Section 8.1):

Dates	Principal Amount
April 30, 2005	$66,666
May 30, 2005	$66,666
June 30, 2005	$66,667
July 30, 2005	$66,667
August 30, 2005	$66,667
September 30, 2005	$66,667

October 30, 2005	$37,500
November 30, 2005	$37,500
December 30, 2005	$37,500
January 30, 2006	$37,500
February 28, 2006	$37,500

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March 30, 2006	$37,500
April 30, 2006	$37,500
May 30, 2006	$37,500
June 30, 2006	$37,500
July 30, 2006	$37,500
August 30, 2006	$37,500
September 30, 2006	$37,500

October 30, 2006	$37,500
November 30, 2006	$37,500
December 30, 2006	$37,500
January 30, 2007	$37,500
February 28, 2007	$37,500
March 30, 2007	$37,500
April 30, 2007	$37,500
May 30, 2007	$37,500
June 30, 2007	$37,500
July 30, 2007	$37,500
August 30, 2007	$37,500
September 30, 2007	$37,500

October 30, 2007	$41,666
November 30, 2007	$41,666
December 30, 2007	$41,666
January 30, 2008	$41,666
February 28, 2008	$41,667
March 30, 2008	$41,667
April 30, 2008	$41,667
May 30, 2008	$41,667
June 30, 2008	$41,667
July 30, 2008	$41,667
August 30, 2008	$41,667
September 30, 2008	$41,667

October 30, 2008	$118,960.50
November 30, 2008	$118,960.50

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December 30, 2008	$118,960.50
January 30, 2009	$118,960.50
February 28, 2009	$118,960.50
March 30, 2009	$118,960.50
April 30, 2009	$118,960.50
May 30, 2009	$118,960.50
June 30, 2009	$118,961.50
July 30, 2009	$118,961.50
August 30, 2009	$118,961.50
September 30, 2009	$118,961.50

(g)

Section 3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"SECTION 3.  GENERAL PROVISIONS APPLICABLE TO NOTE

3.1

Evidence of Debt.  The Lender shall maintain an account or accounts evidencing indebtedness of the Borrower to the Lender under the Loan from time to time, including the amounts of principal and interest payable and paid to the Lender on account of the Loan from time to time under this Agreement.  Such account or accounts, and the related records, shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower; provided that any failure by the Lender to maintain any such accounts or records, or any error therein, shall not in any manner affect any of the Obligations or other obligations of the Borrower under the Note, this Agreement or any other Loan Document.

3.2

Optional Prepayments.  The Borrower may prepay the Loan in whole or in part, without premium or penalty, on any Business Day, provided that the Borrower shall have given at least one (1) Business Day's irrevocable notice of such prepayment to the Lender, specifying in such notice the date and amount of such prepayment.  If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any accrued and unpaid interest due on such amount from the date immediately following the immediately preceding Payment Date through the date specified therein.  Amounts prepaid on account of the Note pursuant to this Section 3.2 may not be reborrowed.

3.3

Mandatory Prepayments of Note.  (a) The outstanding principal balance of the Note, together with all accrued and unpaid interest from the date immediately following the last Payment Date through the date of such prepayment, and all other Obligations shall become immediately due and payable upon the occurrence of any Change of Control.

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(b)

If the Borrower or any of its Subsidiaries (i) receives Net Cash Proceeds from the issuance or incurrence of any Indebtedness (other than Indebtedness permitted by Section 7.1), (ii) receives Net Cash Proceeds from the issuance of Capital Stock or from any capital contribution (other than capital contributions by the Borrower to its Subsidiaries), (iii) sells, assigns, transfers, leases or otherwise disposes of any of its assets (other than pursuant to Section 7.4), or (iv) has assets that become the subject of a Casualty Event, then no later than two (2) Business Days after receipt of the Net Cash Proceeds therefrom, an amount equal to 100% of any such Net Cash Proceeds shall be applied to the prepayment of outstanding principal of the Note and shall be accompanied by the payment of accrued interest (if any) to the date of such prepayment on the principal amount so prepaid.

(c)

Amounts prepaid on account of the Note pursuant to this Section 3.3 may not be reborrowed.

3.4

Interest Rates and Payment Dates.  (a) The outstanding principal of the Note shall bear interest at a rate per annum equal to six percent (6%), except as provided in Section 3.4(c).

(b)

[Intentionally omitted].

(c)

If an Event of Default shall have occurred and be continuing, (i) the outstanding principal of the Note shall bear interest at the rate of twelve percent (12%) per annum and (ii) any overdue amount under this Agreement and the other Loan Documents (other than principal of the Note, but including interest, fees, costs and expenses) shall, to the fullest extent permitted by applicable law, bear interest at the rate of twelve percent (12%) per annum.  Interest accruing upon the occurrence and during the continuance of an Event of Default shall be payable to the Lender on demand or, if no demand is sooner made, pursuant to and in accordance with Section 3.4(d).

(d)

Interest accruing on the Note shall be payable to the Lender, in arrears, on each Payment Date.

3.5

Computation of Interest.  Interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.

3.6

Payments.  All payments (including prepayments) to be made by the Borrower under the Note, this Agreement or the other Loan Documents whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise, shall be made without set-off, recoupment, counterclaim or other defense and shall be made prior to 12:00 Noon (New York City time), on the due date thereof to the Lender at the Lender's Payment Office, in Dollars and in immediately available funds.  Any such payments received by the Lender after such time shall be deemed to have been received on the next Business Day.  If any such payment becomes due and payable on a day other than a Business Day,

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the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

3.7

Taxes.  All payments made by the Borrower under the Note, this Agreement or the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, or withholdings ("Taxes"), now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Note) (any such non-excluded Taxes, "Non-Excluded Taxes").  If any Taxes are required to be withheld from any amounts payable to the Lender hereunder or under the Note, (a) the Borrower shall withhold and deduct any such Taxes from such amounts, (b) the Borrower shall pay or deposit with the appropriate taxing authority in a timely manner the full amount of Taxes so withheld or deducted, (c) the Borrower shall promptly send to the Lender a certified copy of an original official receipt received by the Borrower (or other documentation reasonably acceptable to the Lender) showing payment thereof, and (d) if such Taxes are Non-Excluded Taxes, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement.  If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section 3.7 shall survive the termination of this Agreement and the payment in full of the Note and all other amounts payable hereunder."

(h)

Section 7 of the Credit Agreement is hereby amended by deleting the phrase "Tranche B Note" where it appears in Section 7.16 and substituting in lieu thereof the phrase "the Note".

(i)

Section 8 of the Credit Agreement is hereby amended as follows:

(i)

Section 8.1 is hereby amended by amending and restating paragraph (a) thereof in its entirety as follows:

"(a)

The Borrower shall fail to pay any principal amount of the Note when due in accordance with the terms of the Note and this Agreement; or the Borrower shall fail to pay any interest on the Note or any other amount payable

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hereunder or under any Loan Document within three Business Days after any such interest or other amount becomes due in accordance with the terms of the Note, this Agreement or such Loan Document; or"

(ii)

Section 8.1(e) is hereby amended by deleting the word "Notes" from the second line thereof and substituting in lieu thereof the word "Note."

(iii)

Section 8.1 is hereby further amended by amending the last partial paragraph immediately following subsection (l) thereof by deleting the word "Notes" in each instance where it appears therein and substituting in each such instance in lieu thereof the word "Note."

(j)

Section 9 of the Credit Agreement is hereby amended as follows:

(i)

Section 9.2 is hereby amended and restated in its entirety as follows:

"9.2

Notices.  All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand or by overnight courier, when delivered, (b) in the case of delivery by mail, three Business Days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower and the Lender, and as set forth in Schedule 5.14 in the case of any Subsidiary, or to such other address as may be hereafter notified by the respective parties hereto:

The Borrower:

CRL Systems, Inc.
c/o Circuit Research Labs, Inc.
1302 West Drivers Way
Tempe, Arizona  85254
Telephone:(480) 403-8300
Facsimile:(480) 403-8303
Attention:C. Jayson Brentlinger

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with a copy to:

Gust Rosenfeld PLC
201 E. Washington
Suite 800
Phoenix, Arizona  85004-2327
Telephone:(602) 257-7468
Facsimile:(602) 254-4878
Attention:John L. Hay

The Lender:

Harman Acquisition Corp. (f/k/a Orban, Inc.)
c/o Harman International Industries, Incorporated
8500 Balboa Blvd.
Northridge, California  91329
Telephone:(818) 893-8411
Facsimile:(818) 893-7345
Attention:Ed Summers, Vice President and General Counsel

with copy (which shall not constitute notice) to:

Jones Day
2727 North Harwood
Dallas, Texas  75201
Telephone:(214) 220-3939
Facsimile:(214) 969-5100
Attention:James E. O'Bannon

provided that any notice, request or demand to or upon the Lender shall not be effective until received."

(ii)

Section 9.16 is hereby amended by deleting the phrase "any Notes" in each instance where it appears therein and substituting in each such instance in lieu thereof the phrase "the Note".

(iii)

Section 9.17 is hereby amended and restated in its entirety to read as follows:

"9.17

[Intentionally Omitted]."

(k)

Schedule 5.8 to the Credit Agreement is hereby amended and restated in its entirety to read as Schedule A attached hereto.

(l)

Schedule 5.14 to the Credit Agreement is hereby amended and restated in its entirety to read as Schedule B attached hereto.

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(m)

Schedule 5.18 to the Credit Agreement is hereby amended and restated in its entirety to read as Schedule C attached hereto.

3.

Notwithstanding any term or provision in any Loan Document or any other Contractual Obligation of Parent or the Borrower, or any Requirement of Law governing the formation, management or operation of Parent or the Borrower, the Borrower and Parent hereby covenant and agree with the Lender that the Borrower and its Subsidiaries shall not, and Parent shall not permit the Borrower or any Subsidiary of the Borrower to, voluntarily commence a case with respect to Borrower or any of its Subsidiaries, as debtor, under the U.S. Bankruptcy Code (11 U.S.C. §§ 101 et seq.) or any similar federal or state Requirement of Law, for a period of 91 days after the date of any payment on the Loan or any of the other Obligations.

4.

The Borrower, Parent and the Lender hereby acknowledge and agree that the combination, amendment and restatement of the Notes into the Secured Promissory Note, the combination and continuation of the Loans evidenced thereby (as described in the Recitals to this Amendment) into the Loan evidenced by the Secured Promissory Note, and the capitalization of accrued and unpaid interest on the Loans and reduction of the interest rate applicable to the Loans pursuant to this Amendment and the Secured Promissory Note, shall each be effective on and as of the Effective Date, subject to the satisfaction of the terms and conditions precedent to effectiveness specified in Section 9 of this Amendment.

5.

Notwithstanding any term or provision to the contrary in the Credit Agreement or any other Loan Document as in effect prior to the Amendment Date, (a) the Borrower, Parent and the Lender hereby acknowledge and agree that the transactions, payments, waivers and other matters described in the Recitals to this Amendment are true and correct in all respects; and (b) after giving effect to the transactions, payments, waivers and other matters described in the Recitals to this Amendment and the terms and provisions of this Amendment, the outstanding principal balance of the Secured Promissory Note on and as of the Amendment Date is $3,227,530.

6.

The Borrower and Parent each hereby acknowledge and agree that (a) each of this Amendment, the GCA Amendment, the Debt Restructuring Agreement and the Registration Rights Agreement is and shall constitute a Loan Document in all respects and for all purposes and (b) the failure of the Borrower or Parent to fulfill any of its obligations under this Amendment, the GCA Amendment, the Debt Restructuring Agreement or the Registration Rights Agreement in accordance with its respective terms shall constitute an Event of Default under the Credit Agreement.

7.

The Borrower and Parent each hereby jointly and severally (a) acknowledge and agree that the Borrower Obligations (as defined in the Guarantee and Collateral Agreement), including without limitation all obligations, liabilities and indebtedness evidenced by the Secured Promissory Note, are valid, binding and enforceable obligations of the Borrower, (b) acknowledge and agree that the Guarantor Obligations (as defined in the Guarantee and Collateral Agreement), including without limitation all obligations, liabilities and indebtedness evidenced by the guaranty by Parent of the

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Secured Promissory Note, are valid, binding and enforceable obligations of the Parent, (c) acknowledge, confirm, reaffirm and ratify all of the Borrower Obligations and Guarantor Obligations and all of the Borrower's and Parent's other respective liabilities, indebtedness and obligations to the Lender under the Credit Agreement and the other Loan Documents in all respects and for all purposes and (d) acknowledge and agree that all of the Borrower Obligations, the Guarantor Obligations and such other liabilities, indebtedness and obligations are not subject to any claim, offset, recoupment, defense or counterclaim.

8.

To induce the Lender to enter into this Amendment and the Debt Restructuring Agreement, the Borrower and Parent hereby jointly and severally represent and warrant to Lender on and as of the Amendment Date as follows:

(a)

The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona.

(b)

The execution, delivery and performance by the Borrower and Parent of this Amendment and the Secured Promissory Note are within the respective corporate powers of Borrower and Parent, have been duly authorized by all necessary corporate action of the Borrower and Parent and do not violate, contravene or create a breach, violation or default under (i) the Borrower's or Parent's organizational documents, (ii) any other Requirement of Law or any Contractual Obligation binding on or affecting Parent or the Borrower, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than as contemplated by the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or Parent.

(c)

No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by (i) the Borrower or Parent of this Amendment or (ii) the Borrower of the Secured Promissory Note.

(d)

There is no pending or threatened action, litigation, recognition or enforcement of judgment or other proceeding involving or affecting Parent, the Borrower or any of their respective Subsidiaries before any court, Governmental Authority or arbitrator, which could reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), operations or prospects of Parent, the Borrower or any such Subsidiary or which purports to affect the legality, validity or enforceability of this Amendment, the Secured Promissory Note or any other Loan Document.

(e)

This Amendment, the Credit Agreement and each of the other Loan Documents, as amended hereby, to which the Borrower is a party constitute, and

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the Secured Promissory Note, when executed and delivered by the Borrower will constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.  This Amendment and each of the other Loan Documents, as amended hereby, to which Parent is a party constitute the legal, valid and binding obligations of Parent, enforceable against Parent in accordance with their respective terms.

(f)

Each of the representations and warranties made by the Borrower in the Credit Agreement (as amended hereby) and by the Borrower and Parent in the other Loan Documents are each true and correct on and as of the Amendment Date with the same force and effect as if made on and as of the Amendment Date (other than any such representations and warranties that, by their terms, expressly refer to a specific date, in which case such representations and warranties shall be true and correct on and as of such specific date).

(g)

Each of the representations and warranties made by the Borrower and Parent in the Debt Restructuring Agreement are true and correct on and as of the Amendment Date.

(h)

Each of the representations and warranties made by Brentlinger in the Brentlinger Note and the Brentlinger Pledge Agreement are true and correct on and as of the Amendment Date.

(i)

After giving effect to the amendments and transactions contemplated by this Amendment, the Secured Promissory Note and the Debt Restructuring Agreement, each of the Borrower, Parent and their respective Subsidiaries are Solvent as of the Amendment Date and will be Solvent as of the Effective Date.

(j)

After giving effect to this Amendment and the Debt Restructuring Agreement, no Event of Default (as defined in Section 8 of the Credit Agreement) shall have occurred and be continuing.

(k)

No Event of Default (as defined in Section 5 of the Brentlinger Note) shall have occurred and be continuing.

(l)

The Parent Common Stock (as defined in Recital E to this Amendment) is not "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221)).

(m)

After giving effect to the amendments set forth in Section 2 of this Amendment, each Schedule to the Credit Agreement (as amended by this Amendment) contains as of the Amendment Date a true, accurate and complete list of all information required to be included on such Schedule pursuant to the Credit Agreement.  For purposes of this cause (m), the phrases "as of the Closing Date", "on the date hereof" and "as of the date hereof" or words to similar effect as set forth in the Credit Agreement with respect to any Schedule thereto or the contents thereof shall be deemed to mean "as of the Amendment Date."

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9.

This Amendment shall not become effective until the date on which the Borrower and Parent have delivered or caused to be delivered each of the following to Lender (the "Amendment Effective Date"):

(a)

Certified copies of resolutions of the boards of directors of the Borrower and Parent, each in form and substance satisfactory to the Lender, authorizing the execution and delivery of the Debt Restructuring Agreement, this Amendment, and the First Amendment to Guarantee and Collateral Agreement by the Borrower and Parent in favor of the Lender, dated as of the Amendment Date and effective as of the Effective Date (the "GCA Amendment") by the Borrower and Parent and of the Secured Promissory Note by the Borrower, the consummation of the transactions contemplated hereby and thereby and the performance by the Borrower of its respective obligations under the Debt Restructuring Agreement, the Amendment, the Credit Agreement (as amended hereby), the GCA Amendment and the Secured Promissory Note and by Parent of its obligations under the Debt Restructuring Agreement, the Amendment and the GCA Amendment, certified by the Secretary of each of the Borrower and Parent as of the Amendment Date, which certificates shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of each such certificate;

(b)

Certificates of the Secretary of the Borrower and Parent, dated as of the Amendment Date, as to the incumbency and signature of each of the officers signing the Debt Restructuring Agreement, this Amendment, the GCA Amendment and the Secured Promissory Note, and any other instrument or document delivered by the Borrower or Parent in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary, and containing such other terms and provisions, and requiring attachment of such certificates and documents, as may be reasonably requested by the Lender;

(c)

This Amendment, duly executed by the Borrower and Parent;

(d)

The Secured Promissory Note, in the form of Exhibit A hereto, duly executed by the Borrower in favor of the Lender;

(e)

The GCA Amendment, in the form of Exhibit B hereto, duly executed by the Borrower and Parent in favor of the Lender, and the Assumption Agreements referenced in the GCA Amendment, duly executed by the Existing Foreign Subsidiaries (as defined in the GCA Amendment) and all other intellectual property security agreements and other instruments, documents, certificates and Organizational Documents (as defined in the Guarantee and Collateral Agreement (as amended by the GCA Amendment)) reasonably requested by the Lender in connection with the Guarantee and Collateral Agreement, the GCA Amendment, the Assumption Agreements and the Existing Foreign Subsidiaries;

(f)

The Debt Restructuring Agreement, in the form of Exhibit C hereto, duly executed by Borrower and Parent;

DLI-5879356v14

(g)

The Brentlinger Note, in the form of Exhibit D hereto, duly executed by Brentlinger;

(h)

The Brentlinger Pledge Agreement, in the form of Exhibit E hereto, duly executed by Brentlinger;

(i)

Certificates of each of the Borrower and Parent, dated as of the Amendment Date, in substantially the form of Exhibit F-1 and Exhibit F-2 attached hereto, respectively, signed by the President of each of the Borrower and Parent and attested to by the Secretary or any Assistant Secretary of each of the Borrower and Parent, together with copies of the articles of incorporation and by-laws of each of the Borrower and Parent and the other documents referenced therein;

(j)

A certificate of Brentlinger, dated as of the Amendment Date, in substantially the form of Exhibit G attached hereto;

(k)

A written instrument in form and substance satisfactory to the Lender in its sole discretion, duly executed by Brentlinger's spouse, pursuant to which Brentlinger's spouse irrevocably and unconditionally assigns and transfers all of her right, title and interest in, to and under any of the Collateral (as defined in the Brentlinger Pledge Agreement) to Brentlinger;

(l)

A certificate of the Chief Executive Officer of the Borrower and Parent, summarizing all material facts and circumstances in respect of the Dialog4 Matter (hereinafter defined) occurring or arising on or prior to the Amendment Date, in form reasonably satisfactory to the Lender (the "Dialog4 Certificate"); and

(m)

All such other certificates and documents reasonably requested by the Lender in connection with the execution and delivery of the Debt Restructuring Agreement, this Amendment, the GCA Amendment, the Secured Promissory Note, the Brentlinger Note and the Brentlinger Pledge Agreement, the transactions contemplated hereby and thereby and the performance of the Borrower, Parent and Brentlinger of their respective agreements hereunder and thereunder.

10.

Upon the occurrence of the Amendment Effective Date, the Lender hereby agrees to waive the Existing Defaults, effective as of the Effective Date.

11.

a)

Each of the Borrower and Parent hereby further represent and warrant on the Amendment Date as follows:

(i)

attached hereto as Exhibit H is a true, correct and complete copy of the Arbitral Award dated October 4, 2004, issued in the Arbitration Proceedings DIS-SV-B-312103 of Dialog4 System Engineering GmbH, as Claimant, and Borrower, Parent and Brentlinger, as Respondents, and all amendments thereto, through and including the Amendment Date (the "Dialog4 Arbitration Award");

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(ii)

attached hereto as Exhibit I is a true, correct and complete copy of the Settlement Agreement dated August 6, 2004 among Solectron GmbH, a German limited liability company, Borrower and Brentlinger, and all amendments thereto, through and including the Amendment Date (the "Solectron Settlement Agreement");

(iii)

attached hereto as Exhibit J is a true, correct and complete copy of the Ruling dated February 7, 2005 of the High Regional Court of Stuttgart - 1st Senate for Civil Matters - In re Dialog4 System Engineering GmbH ("Dialog4"), as Claimant, and CRL Systems Inc., Circuit Research Labs, Inc. and Charles Jayson Brentlinger, collectively, as Respondents, on account of Declaration of enforceability of an arbitral award (the "Dialog4 Ruling"), which Dialog4 Ruling is currently subject to recognition and enforcement proceedings in the United States District Court for the District of Arizona, Civil Case No. CV 05 0583 PHX EHC (the "U.S. Dialog4 Proceeding");

(iv)

attached hereto as Exhibit K is a true, correct and complete copy of the Settlement Agreement and Release dated as of April 15, 2005 (the "Dialog4 Settlement Agreement"), among Dialog4, Berthold Burkhardtsmaier, an individual, Cornelia Burkhardtsmaier, an individual, and Friedrich Maier, an individual (collectively, the "Respondents"), the Borrower, Parent, Brentlinger , and Tammy Brentlinger, an individual, which settles in its entirety the U.S Dialog4 Matter (defined below);

(v)

none of the Dialog4 Arbitration Award, the Solectron Settlement Agreement nor the Dialog4 Ruling has created or will create any Lien on any assets or property of the Borrower, Parent or Brentlinger;

(vi)

no material breach, default or event of default on the part of or with respect to the Borrower, Parent or Brentlinger has occurred and is continuing under the Dialog4 Award or the Solectron Settlement Agreement; and

(vii)

all material facts and circumstances in respect of the Dialog4 Arbitration Award, the Solectron Settlement Agreement, the Dialog4 Ruling, the U.S. Dialog4 Proceeding and the Dialog4 Settlement Agreement and matters relating thereto (collectively, the "Dialog4 Matter") occurring or existing on or prior to the Amendment Date are set forth in the Dialog4 Certificate.

(b)

The Lender hereby agrees, solely in reliance on accuracy and completeness the representations and warranties in this Section 11 and the other Loan Documents, to waive any Default or Event of Default that has occurred and is continuing on the Amendment Date solely in respect of the Dialog4 Matter.

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(c)

Notwithstanding any term or provision to the contrary in the Loan Documents, the Lender hereby consents to the making by the Borrower and Parent of each payment expressly required to be made by the Borrower or Parent to the Respondents under the Dialog4 Settlement Agreement, provided that (i) no Default or Event of Default exists at the time of such payment or would occur after giving effect to such payment and (ii) with respect to the payment required to be made by the Borrower and Parent to the Respondents in the amount of $475,000 pursuant to Section 3(b) of the Dialog4 Settlement Agreement, such payment shall not be made unless and until the Lender has determined, in writing and in its sole discretion, that the making of such payment would not have a material adverse effect on (A) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower, Parent and their respective Subsidiaries, taken as a whole, or (B) the ability of the Borrower to repay the Loans when due in accordance with the Credit Agreement (as amended by this Amendment).

12.

In consideration of (a) the amendment, restatement or other modifications of and supplements to the Credit Agreement, the Notes and the other Loan Documents, as herein provided, and (b) the other benefits received by the Borrower and Parent hereunder and thereunder and in connection herewith and therewith, each of the Borrower and Parent hereby unconditionally and irrevocably WAIVES, RELEASES, RELINQUISHES and fully and forever DISCHARGES Lender, all subsidiaries and affiliates of Lender, and all of Lender's and any such subsidiary's or affiliate's respective agents, officers, directors, employees, attorneys, representatives, heirs, successors and assigns (collectively, the "Lender Parties") from and against any and all claims, losses, demands, remedies, liabilities, suits, damages, actions, causes of action, defenses, counterclaims, costs and expenses of any and every kind or character, whether past or present, known or unknown, suspected or claimed, and whether arising under statute, common law or in equity (collectively, the "Loan Party Claims") which the Borrower and/or Parent has, ever had or may have against the Lender Parties, or any of them, at any time on or prior to the Effective Date arising under, out of, in respect of or in connection with the Debt Restructuring Agreement, this Amendment, the Credit Agreement, the Guarantee and Collateral Agreement, the GCA Amendment, the Notes, the Secured Promissory Note, any other Loan Documents, the Brentlinger Note and/or the Brentlinger Pledge Agreement, the Dialog4 Matter or the actual or attempted enforcement by Lender of any rights or remedies arising under or relating to any of the foregoing agreements, instruments and documents.  The Borrower and Parent each hereby covenant and agree never to commence, seek, pursue or assert (or cause to be commenced, sought, pursued or asserted) against the Lender Parties, or any of them, any Loan Party Claims.  The agreements of the Borrower and Parent set forth in this Section 12 shall survive the expiration or other termination of this Amendment and any of the other Loan Documents.  In addition to the waivers, releases and discharges set forth above, the Borrower and Parent each hereby permanently, irrevocably and unconditionally waive all rights, actions, causes of action, defense, counterclaim or other protections that the Borrower or Parent may at any time assert against any Lender Party, as a result of or in connection with the running of any present and future statute of limitations, laches or other

DLI-5879356v14

limitations period, with respect to any obligations, liabilities or indebtedness of the Borrower and Parent under any Loan Document.

13.

THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF PARENT, THE BORROWER AND THE LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE LENDER RELATIVE TO THE SUBJECT MATTER HEREOF AND THEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO IN THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS.

14.

THE BORROWER AND PARENT EACH HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS (AS AMENDED HEREBY) OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  THE BORROWER AND PARENT EACH HEREBY FURTHER (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGE THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

15.

Each of the Borrower and Parent hereby acknowledges and agrees that:

(a)

it has been advised by counsel in the negotiation, execution and delivery of this Amendment, the GCA Amendment, the Debt Restructuring Agreement, the Registration Rights Agreement and the other Loan Documents;

(b)

the Lender does not have any fiduciary relationship with or duty to the Borrower or Parent arising out of or in connection with this Amendment, the GCA Amendment, the Debt Restructuring Agreement, the Registration Rights Agreement or any of the other Loan Documents, and the relationship between the Lender, on one hand, and the Borrower and Parent, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)

no joint venture is created by this Amendment, the GCA Amendment, the Debt Restructuring Agreement, the Registration Rights Agreement, the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Borrower, Parent and the Lender.

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16.

Except as expressly amended, restated, modified or otherwise supplemented by this Amendment, all of the terms, conditions and obligations contained in the Credit Agreement and the other Loan Documents are, on and as of the date hereof, and shall continue and remain in, full force and effect and are hereby reaffirmed, ratified and confirmed in all respects.  The execution, delivery and effectiveness of this Amendment will neither operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any term or provision of any of the Credit Agreement or any other Loan Document.

17.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

18.

The Amendment may be executed in several counterparts each of which when so executed will be deemed to be an original and all of which will together constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

19.

From and after the Effective Date, all references to the Credit Agreement (whether in the Credit Agreement, the Secured Promissory Note, any other Loan Document or any other agreement, instrument or document prepared in connection with the transactions contemplated thereby) shall be deemed to be references to the Credit Agreement as amended hereby.

[SIGNATURE PAGE FOLLOWS]

Signature Page - Third Amendment to Credit Agreement

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IN WITNESS WHEREOF, Parent, Borrower and the Lender have caused this Amendment to be executed by their respective authorized officers as of the date written above.

CRL SYSTEMS, INC.

By: /s/ C. Jayson Brentlinger

Name: C. Jayson Brentlinger

Title: President

HARMAN PRO NORTH AMERICA, INC.

By: /s/ Frank Meredith

Name: Frank Meredith

Title: Chief Financial Officer

CIRCUIT RESEARCH LABS, INC.

By: /s/ C. Jayson Brentlinger

Name: C. Jayson Brentlinger

Title: President

DLI-5879356v14

EXHIBIT A

[Form of Amended and Restated Secured Promissory Note]

EXHIBIT B

[Form of GCA Amendment]

EXHIBIT C

[Form of Debt Restructuring Agreement]

EXHIBIT D

[Form of Brentlinger Note]

EXHIBIT E

[Form of Brentlinger Pledge Agreement]

EXHIBIT F-1

[Form of Certificate of Borrower]

EXHIBIT F-2

[Form of Certificate of Parent]

EXHIBIT G

[Form of Certificate of Brentlinger]

EXHIBIT H

Dialog4 Arbitration Award

[see attached]

EXHIBIT I

Solectron Settlement Agreement (with amendments)

[see attached]

EXHIBIT J

Dialog4 Ruling

[see attached]

EXHIBIT K

Dialog4 Settlement Agreement

[see attached]

SCHEDULE A

Schedule 5.8
Real Property

1302 West Drivers Way
Tempe, Arizona  85254

1525 Alvarado Street
San Leandro, California  94577

Monroposstrasse 55,
D-71634
Ludwigsburg, Germany

SCHEDULE B

Schedule 5.14
Subsidiaries

Orban Europe GmbH, a German corporation
Monroposstrasse 55,
D-71634
Ludwigsburg, Germany

CRL International, Inc., a Guam corporation
1302 West Drivers Way
Tempe, Arizona 85284

SCHEDULE C

Schedule 5.18
Recording Offices

FINANCING STATEMENTS

Borrower

Secretary of State, Arizona

Secretary of State, California

Secretary of State, Nevada
County Clerk, Clark County, Nevada

Parent

Secretary of State, California

Secretary of State, Arizona

County Clerk, Maricopa County, Arizona

Subsidiaries

Orban Europe GmbH

Washington, D.C.

Recorder of Deeds

[insert other offices]

CRL International, Inc.
Washington, D.C. Recorder of Deeds
[insert other offices]

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